Enterprise Financial Services Corp Third Quarter 2021 Investor Presentation Exhibit 99.1

Forward-Looking Statements Certain statements contained in this presentation may be considered “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding Enterprise Financial Services Corp (the “Company,” “EFSC,” or “Enterprise”), including its wholly-owned subsidiary Enterprise Bank & Trust (“EB&T”). Such forward- looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements about the Company’s plans, strategies, goals, objectives, expectations, or consequences of statements about the future performance, operations, products and services of the Company and its subsidiaries, as well as statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, products and services, shareholder value creation and the impact of the Company’s acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, and those factors and risks referenced from time to time in EFSC’s filings with the SEC, including in the Company's Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and the Company's other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, Enterprise disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Executive Leadership Team JAMES B. LALLY 53, President & Chief Executive Officer, EFSC Enterprise Tenure – 18 years KEENE S. TURNER 42, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 8 years SCOTT R. GOODMAN 57, President, Enterprise Bank & Trust Enterprise Tenure – 18 years DOUGLAS N. BAUCHE 51, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 21 years MARK G. PONDER 51, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 9 years NICOLE M. IANNACONE 41, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 7 years 3

Company Snapshot - EFSC Total Assets $12.9 Billion Market Cap FOCUSED BUSINESS MODEL: Operates in St. LouisKansas City Phoenix $1.7 Billion • Attract Top Talent in Markets • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Banking ◦ Trust & Wealth Management ◦ Treasury Management • Strong Balance Sheet with Attractive Risk Profile • Concentrated on Private Businesses and Owner Families • Relationship Driven Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has SBA loan and deposit production offices across the country. San Diego 4

■ There were no layoffs or pay reductions as a result of the pandemic and on-site essential employees received premium wages for a period of time. ■ 70% of employees worked remotely during the pandemic. ■ In 2020 we invested over $1.5 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 25,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2020 Environmental, Social and Governance Report is available at enterprisebank.com/esg. Our Framework Additional Policies Every associate and Board Member receives and attests to our Code of Ethics annually and has access to our Ethics and Compliance Hotline to report potential violations of policies, procedures or regulations in a confidential manner. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Pandemic Preparedness By utilizing our Business Continuity Plan and Pandemic Plan, we have been able to successfully navigate the COVID-19 pandemic with no significant interruptions. While the challenges brought on by COVID-19 are, in many ways, novel, we know we must remain prepared to deal with future pandemics. Climate With the oversight of our Board and the Risk Committee, we are beginning to formulate processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ impact. Human Capital Several of our Guiding Principles focus on our associates and the communities in which we work and live. We pride ourselves on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 5

Differentiated Business Model: Built for Quality Earnings Growth Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Targeted Audience Focused and Well-Defined Strategy Aimed at Business Owners, and Professionals Tailored Solutions Targeted Array of Banking and Cash Management Services to Meet Our Clients’ Needs Expertise Experienced, Tenured Bankers and Advisors with Specialized Knowledge in Various Industries and Products 6

Customer Focus Source: Coalition Greenwich 71 NPS NET PROMOTER SCORE A measure of client satisfaction INDUSTRY AVERAGE: 54 7

▪ Total Assets: $2.4 Billion ▪ Gross Loans: $2.0 Billion, including PPP of $296 Million ▪ Deposits: $1.9 Billion ▪ ROAA: 1.71% ytd June 2021, excluding merger costs ▪ ROATCE: 19.7% ytd June 2021, excluding merger costs ▪ Efficiency Ratio1: 44.8% ytd June 2021 ▪ NIM: 4.2% ytd June 2021 ▪ Attractive core deposit franchise: ◦ $1.9 Billion in Total Deposits ◦ 55% of Total Deposits are Noninterest Bearing ▪ Established presence in Los Angeles, Orange, and San Diego counties. ▪ 87.5% of loan portfolio composed of CRE and C&I relationships. First Choice Overview - Closed July 21, 2021 Company Business Highlights 2Q21 Highlights Southern California Branch Map1 ▪ Nasdaq Listed: FCBP ▪ Headquarters: Cerritos, California ▪ Focus: Commercial Banking ▪ With 8 full service branches and 2 LPOs across Los Angeles, Orange, and San Diego counties, First Choice specialized primarily in making loans across C&I, CRE, and SBA 7a and 504 loans. Source: Company financial reports 1. Branch map does not include loan production offices 8

Regional and National Markets Kansas City Phoenix New Mexico California1 St. Louis Specialty Lending & Deposits Loans 2 $766MM $527MM $573MM $1.8B $2.1B $2.6B Deposits $1.0B $384MM $1.3B $2.0B $4.2B $1.9B Branches 7 2 6 13 19 LPO and DPO offices throughout the country Deposit Market Share 3, 4, 5 14th/1.41% 27th/0.21% 7th/3.05% 42nd/0.15% 5th/4.33% SBA 7(a) Rank:Top 10 Primary Competitors UMB Commerce Bank of America JPMorgan Chase Wells Fargo Bank of America Wells Fargo FirstSun Capital Bank of America Wells Fargo JPMorgan Chase Bank of America Bank of America US Bancorp Commerce SBA 7(a) Competitors: Live Oak Banking Co. Celtic Bank Corp. Huntington National 1 Includes one branch in Las Vegas. 2 Excludes $439MM of PPP, net of deferred fees and $261MM of Other loans. 3 Source: 6/30/21 data for market share, 9/30/21 data for SBA 7(a) Rank, S&P Global Market Intelligence. 41st/77.33% for Los Alamos, New Mexico MSA and 5th/13.14% for Santa Fe, New Mexico MSA 5 11th/1.23% for San Diego-Chula Vista-Carlsbad, CA MSA and 32nd/0.22% for Los Angeles-Long Beach-Anaheim, CA MSA 9

Focused Loan Growth Strategies Total Loans Specialty market segments represent 29% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $462 million in loans outstanding related to Federal, Historic, and Missouri Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $455 million in M&A related loans outstanding, Partnering with PE firms. Life Insurance Premium Financing $573 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.2 billion in loans outstanding in SBA 7(a) loans, including $808 million guaranteed. 10

Total Loan Trends In Millions 49% Total Loan Growth PPP $819 PPP* $613 PPP $738 *Excludes Seacoast PPP loans of $86 million included in acquisition total. **Excludes First Choice PPP loans of $206 million included in acquisition total. Seacoast $1,224 PPP $397 First Choice $1,944 PPP** $233 11

Drivers of Loan Growth - Year over Year



3Q20 - 3Q21
Increase of $3.0 Billion
75%
50%
25%
0%
(25)%
Percentage Growth
3%
7%
4%
2%
3%
-13%
39%
13%
42%
$0.5B
$1.0B
$1.5B
$2.0B
$2.5B
$3.0B
$3.5B
$4.0B
Portfolio Balance
Commercial/Construction RE
Life Insurance Premium Finance
Tax Credits
C&I
Sponsor Finance
SBA
PPP
Residential RE
Other

12

Loan Portfolio Total $9.1 Billion CRE 34.0% Construction 7.1% Residential 5.7% Other 2.8% Sponsor Finance 5.0% LIPF 6.3% Tax Credit 5.1% SBA 13.2% PPP 4.8% C&I 16.0% Loans by Product Type Real Estate/ Rental/Leasing 27.6% Finance and Insurance 13.7% Accommodation/Food Service 9.1%Manufacturing 7.0% Other Services 6.7% Construction 6.3% Other 29.6% Loans by Industry Type LIBOR 35.0% Fixed 32.7% PPP Fixed 4.8% Prime 24.6% Other Adjustable 2.9% Loans by Rate Type 13

Loan Details - QTR 3Q21 2Q21 QTR Change First Choice2 Net Organic Change C&I $ 1,458 $ 1,116 $ 342 $ 243 $ 99 CRE, Investor Owned 1,935 1,467 468 553 (85) CRE, Owner Occupied 1,163 789 374 302 72 SBA loans*1 1,200 1,011 189 161 28 Sponsor Finance* 455 464 (9) — (9) Life Insurance Premium Financing* 573 564 9 — 9 Tax Credits* 462 423 39 — 39 Residential Real Estate 520 302 218 226 (8) Construction and Land Development 652 468 184 220 (36) Other 260 225 35 33 2 Subtotal $ 8,678 $ 6,829 $ 1,849 1,738 111 SBA PPP loans 439 397 42 206 (164) Total Loans $ 9,117 $ 7,226 $ 1,891 $ 1,944 $ (53) *Specialty loan category. 1Includes $808 million and $686 million of SBA guaranteed loans for 3Q21 and 2Q21, respectively. 2 Represents loan balances as of September 30, 2021. Excluding PPP and purchase accounting adjustments, First Choice gross loans increased $71.8 million from acquisition on July 21, 2021. In Millions 14

Loan Details - LTM 3Q21 3Q20 LTM Change First Choice Seacoast Net Organic Change C&I $ 1,458 $ 1,075 $ 383 $ 243 $ — $ 140 CRE, Investor Owned 1,935 1,282 653 553 24 76 CRE, Owner Occupied 1,163 767 396 302 68 26 SBA loans*1 1,200 16 1,184 161 983 40 Sponsor Finance* 455 367 88 — — 88 Life Insurance Premium Financing* 573 518 55 — — 55 Tax Credits* 462 369 93 — — 93 Residential Real Estate 520 321 199 226 — (27) Construction and Land Development 652 450 202 220 5 (23) Other 260 142 118 33 — 85 Subtotal $ 8,678 $ 5,307 $ 3,371 1,738 1,080 553 SBA PPP loans 439 819 (380) 206 2 (588) Total Loans $ 9,117 $ 6,126 $ 2,991 $ 1,944 $ 1,082 $ (35) *Specialty loan category. 1Includes $808 million of SBA guaranteed loans for 3Q21. In Millions 15

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **Acquisition of Seacoast closed on November 12, 2020. Acquisition of First Choice closed on July 21, 2021. *2Q21 includes acquired Seacoast SBA loans 3Q21 includes acquired First Choice SBA loans 16

• 1% coupon, 4.9% ytd average yield • 16% 2 year maturity; 84% 5 year maturity • No PPP loans or servicing have been sold • Forgiveness process started October 29, 2020 • $941.8 million has been forgiven/repaid as of September 30, 2021 • Total PPP fees $39.0 million, $7.4 million unearned Total $439 Million PPP Loans by Size $ In Millions PPP Loans Size Number of Loans Balance Average Balance > $2 Million 32 $68.1 $2.1 < $2 Million 2,096 370.9 0.2 Total 2,128 $439.0 $0.2 Construction 9.8% Manufacturing 10.9% Professional Technical 12.5% Accomodation 29.0% Health Care 8.7% Administrati… 4.5% Other Services 4.9% Other 19.7% PPP Loans by Industry Midwest 33.2% Southwest 12.8% West 51.7% Northeast 1.6% Southeast 0.7% PPP Loans by Location 17

40% 33% 6% 21% Attractive Deposit Mix CD Interest-Bearing Transaction Accounts DDA MMA & Savings • Significant DDA Composition • Stable, Low Cost Deposit Portfolio • Improving Core Funding 62% Deposit Growth 3Q20 – 3Q21 In Millions Total Deposits $10.8 Billion 28.9% 34.0% 34.2% 36.0% 40.0% Seacoast $1,060 First Choice $1,860 18

Specialty Deposits Community Associations $585 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $430 million in deposits. Specializing in the compliance on Property Management Trust Accounts. Third-Party Escrow $263 million in deposits. Growing product line providing independent escrow services. Trust Services $69 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $1.9 billion represent 18% of total deposits. Includes high concentration of noninterest-bearing deposits with a low cost of funds. Other $564 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 In Millions 19

59%21% 10% 7% 34% 24% 21% 10% 4% 32% 23% 21% 16% 4% 47% 18% 33% Core Funding Mix Commercial Business Banking Consumer 3Q21 Brokered deposits: $680 3Q20 Brokered deposits: $553 In Millions $2,982 29% $2,460 40% $1,226 12% $1,002 16% $4,029 40% $2,661 44% Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Core 0.07% 0.02% 0.06% 0.08% Time Deposit 0.47% 0.92% 0.45% 0.35% Total 0.08% 0.04% 0.11% 0.08% 0.46% 1For the month ended September 30, 2021 63% 21% 8% 6% Specialty $1,911 19% 66% 30% 53% 21% 25%3Q21 3Q20 CD Maturities In Millions Balance Weighted Avg Rate 4Q21 $ 100 0.40% 1Q22 83 0.34% 2Q22 65 0.40% 3Q22 125 0.32% Thereafter 254 0.82% $ 627 0.56% 20

Earnings Per Share Trend - 3Q21 Change in EPS 21

Net Interest Income Trend In Millions 53% NII Growth PPP Income $10.3 PPP Income $5.2 PPP Income $8.5 PPP Income $7.9 *Seacoast acquisition completed 11/12/20. ** First Choice acquisition completed 7/21/21. PPP Income $6.0 22

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 2Q21 3.46% 4Q20 3.56 % Cash/Liquidity (0.10) % Cash/Liquidity (0.28) % Loans (0.08) % Investments (0.05) % Cost of Funds 0.01 % Loans 0.09 % First Choice 0.11 % Deposits 0.12 % Cost of Funds 0.01% 3Q21 3.40% 3Q21 YTD 3.45 % Net Interest Margin Trend Net Interest Margin Bridge 23

Credit Trends for Loans 3Q21 2Q21 3Q20 NPAs/Assets 0.35% 0.44% 0.53% NPLs/Loans 0.46% 0.58% 0.65% ALLL/NPLs 366.0% 303.4% 311.1% ALLL/Loans** 1.94% 2.09% 2.32% Annualized Net Charge-offs (Recoveries) to Average Loans In Millions bps bps bps bps bps In Millions Loan Growth and Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 & First Choice for 3Q21 **Excludes guaranteed loans. *Excludes acquisition of Seacoast for 4Q20 and acquisition of First Choice for 3Q21 **Excludes guaranteed loans. 24

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 3Q21 In Thousands ACL Loans ACL as a % of Loans Commercial and industrial $ 61,887 $ 3,379,171 1.83 % Commercial real estate 61,368 4,179,712 1.47 % Construction real estate 14,052 747,758 1.88 % Residential real estate 9,223 542,690 1.70 % Other 5,566 267,252 2.08 % Total loans $ 152,096 $ 9,116,583 1.67 % Reserves on sponsor finance, which is included in the categories above, represented $17.2 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.94% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Retail Sales ◦ CRE Index 25

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 16.6% 19.3% 12.5% 16.5% 15.3% 26

Operating Expenses Trend * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions 27

Capital *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 8.0% 11.4% 11.6% 12.1% 12.3% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stock – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14% – Intent to redeem $50MM subordinated debentures in 4Q21 Maintain 8-9% TCE – Common stock repurchases – 470,412 repurchased at average price of $45.15 in 3Q21; 722,049 repurchased at average price of $45.80 YTD 21 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $24.80 $25.48 $25.92 $26.85 $27.38 $0.18 $0.18 $0.18 $0.18 $0.19 TBV/Share Dividends per Share 3Q20 4Q20 1Q21 2Q21 3Q21 12.2% 28

Five-Year Financial Highlights Noninterest Income Net Income Earnings Per Share (diluted) Return on Average Tangible Common Equity(1) Return on Average Assets Total Assets Net Interest Income $38 $89 $3.83 19.83% 1.64% $5,646 $192 2018 $49 $93 $3.55 16.08% 1.35% $7,334 $239 2019 $55 $74 $2.76 11.23% 0.90% $9,752 $270 2020 $34 $48 $2.07 11.63% 0.97% $5,289 $177 2017In millions, except per share data (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. Adjusted Earnings Per Share (diluted)(1) $3.78 $4.08 $2.89$2.77 Pre-Provision Net Revenue Return on Average Assets(1) 2.07% 2.04% 1.96%2.07% Noninterest Expense to Average Assets (YTD amounts are annualized) 2.19% 2.40% 2.03%2.31% $45 $82 $2.48 12.31% 1.01% $12,888 $258 2021 YTD $3.59 1.78% 2.24% 29

Modest Asset Sensitivity (200 BPS Rate Shock Increases NII By 13.8%) 63% Floating Rate Loans High-quality, Cash-flowing Securities Portfolio with Six-Year Average Duration 40.4% Non- Interest Bearing DDA to Total Deposits 8.71% Tangible Common Equity/Tangible Assets* Balance Sheet Positioned for Growth *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 30

Appendix Third Quarter 2021 EFSC Investor Presentation

Financial Highlights - 3Q21 Capital • Tangible Common Equity/Tangible Assets* 8.40%; Adjusted for PPP* 8.71% • Quarterly dividend of $0.19 per share, increased 5% to $0.20 in fourth quarter 2021 • Repurchased 470,412 shares at an average price of $45.15 per share • Redeem $50.0 million subordinated debentures on November 1, 2021 • Net Income $13.9 million; Earnings per Share $0.38; $1.27 adjusted EPS for merger- related and branch closure expenses, and the FCBP CECL double count • PPNR* $56.1 million • ROAA 0.45%; PPNR ROAA* 1.81% • ROATCE* 5.37% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $9.1 billion • PPP Loans, net $439 million • Loan/Deposits 84% • Total Deposits $10.8 billion • Noninterest-bearing Deposits/Total Deposits 40% Asset Quality • Nonperforming Assets/Assets 0.35% • Nonperforming Loans/Loans 0.46% • Allowance Coverage Ratio 1.67%; 1.94% adjusted for guaranteed loans including PPP Acquisitions • Completed acquisition of First Choice Bancorp on July 21, 2021 • Completed core systems integration of First Choice Bancorp on October 18, 2021 32

Total $455 Million • Internally reviewed 100% of the portfolio to identify businesses most at risk for impacts from COVID-19. • 30% of the portfolio is secured by working capital assets properly margined and monitored by borrowing base. • 60%+ of the portfolio companies have received PPP funding • 90% of the portfolio is sponsored by a Small Business Investment Company (“SBIC”) licensed by the SBA • Independent external review (completed July 2020) of portfolio with 78% penetration confirmed bank’s risk recognition and further stressed portfolio for LGD in various economic recoveries Size Number of Loans Balance Average Balance > $10 Million 11 $144.2 $13.1 $5-10 Million 19 136.7 7.2 $2-5 Million 34 107.7 3.2 < $2 Million 141 65.9 2.1 Total 205 $454.5 $2.2 Sponsor Finance Loans by Size $ In Millions Sponsor Finance Manufacturing 25.0% Wholesale Trade 17.8% Professional Technical 12.0% Admin/ Support/ Waste Mgmt 9.6% Retail Trade 7.1% Construction 5.7% Other 22.8% Sponsor Finance Loans by Industry Midwest 37.3% Southwest 17.9% West 9.1% Northeast 15.2% Southeast 20.5% Sponsor Finance Loans by Location 33

Hospitality Loans Size Number of Loans Balance Average Balance > $10 Million 9 $124.4 $13.8 $5-10 Million 27 189.8 7.0 $2-5 Million 66 226.0 3.4 < $2 Million 596 275.7 0.5 Total 698 $815.9 $1.2 Hospitality Loans by Size $ In Millions Total $816 Million • Weighted average LTV approximately 60-63% • Largest restaurant relationships have received PPP loans • First Choice acquisition added $228 million Commercial Real Estate 55.3% C&I 7.6% Construction 7.9% Sponsor Finance 1.7% Tax Credit 1.2% SBA 25.6% Residential 0.7% Hospitality Loans by Product Type Hotels and Campgrounds 64.6% Amusement and Recreation 10.0% Food and Drink Services 25.3% Hospitality Loans by Subsector 34

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 35

Reconciliation of Non-GAAP Financial Measures For the Quarter ended ($ in thousands, except per share data) Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 CORE PERFORMANCE MEASURES Net interest income $ 97,273 $ 81,738 $ 79,123 $ 77,446 $ 63,354 Less: Incremental accretion income — — — 856 1,235 Core net interest income 97,273 81,738 79,123 76,590 62,119 Total noninterest income 17,619 16,204 11,290 18,506 12,629 Less: Gain (loss) on sale of investment securities — — — — 417 Less: Gain on sale of other real estate owned 335 549 — — — Less: Other non-core income — — — — — Core noninterest income 17,284 15,655 11,290 18,506 12,212 Total core revenue 114,557 97,393 90,413 95,096 74,331 Total noninterest expense 76,885 52,456 52,884 51.05 39,524 Less: Branch closure expenses 3,441 — — — — Less: Other expenses related to non-core acquired loans — — — 8 25 Less: Merger-related expenses 14,671 1.949 3,142 2,611 1,563 Core noninterest expense 58,773 50,507 49,742 48,431 37,936 Core efficiency ratio 51.30% 51.86% 55.02% 50.93% 51.04% 36

Reconciliation of Non-GAAP Financial Measures For the Quarter Ended For the Year Ended (in thousands) September 30, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Total shareholders' equity $ 1,439,636 $ 1,078,975 $ 867,185 $ 603,804 $ 548,573 Less: Goodwill 365,415 260,567 210,344 117,345 117,345 Less: Intangible assets 23,777 23,084 26,076 8,553 11,056 Tangible common equity $ 1,050,444 $ 795,324 $ 630,765 $ 477,906 $ 420,172 Total assets $ 12,888,016 $ 9,751,571 $ 7,333,791 $ 5,645,662 $ 5,289,225 Less: Goodwill 365,415 260,567 210,344 117,345 117,345 Less: Intangible assets 23,777 23,084 26,076 8,553 11,056 Tangible assets $ 12,498,824 $ 9,467,920 $ 7,097,371 $ 5,519,764 $ 5,160,824 Tangible common equity to tangible assets 8.40% 8.40% 8.89% 8.66% 8.14 % For the Quarter Ended For the Year Ended (in thousands) September 30, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Average shareholder’s equity $ 1,394,096 $ 902,875 $ 795,477 $ 576,960 $ 532,306 Less: Average goodwill 342,622 217,205 193,804 117,345 106,850 Less: Average intangible assets 23,473 23,551 24,957 9,763 10,998 Average tangible common equity $ 1,028,001 $ 662,119 $ 576,716 $ 449,852 $ 414,458 Tangible Common Equity Ratio Average Shareholders’ Equity and Average Tangible Common Equity 37

Reconciliation of Non-GAAP Financial Measures Quarter Ended (in thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Total shareholders' equity $ 1,439,635 $ 1,118,301 $ 1,092,497 $ 1,078,975 $ 882,267 Less: Goodwill 365,415 260,567 260,567 260,567 210,344 Less: Intangible assets 23,777 20,358 21,670 23,084 21,820 Tangible common equity $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 $ 650,103 Total assets $ 12,888,016 $ 10,346,993 $ 10,190,699 $ 9,751,571 $ 8,367,976 Less: Goodwill 365,415 260,567 260,567 260,567 210,344 Less: Intangible assets 23,777 20,358 21,670 23,084 21,820 Tangible assets $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 $ 8,135,812 Tangible common equity to tangible assets 8.40% 8.32% 8.18% 8.40% 7.99 % Tangible Common Equity Ratio Quarter Ended (in thousands) September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 Tangible assets - Non-GAAP (see reconciliation above) $ 12,498,824 $ 10,066,068 $ 9,908,462 $ 9,467,920 $ 8,135,812 PPP loans outstanding, net (438,959) (396,660) (737,660) (698,645) (819,100) Adjusted tangible assets - Non-GAAP $ 12,059,865 $ 9,669,408 $ 9,170,802 $ 8,769,275 $ 7,316,712 Tangible common equity Non-GAAP (see reconciliation above) $ 1,050,443 $ 837,376 $ 810,260 $ 795,324 $ 650,103 Tangible common equity to tangible assets 8.40% 8.32% 8.18% 8.40% 7.99 % Tangible common equity to tangible assets - adjusted tangible assets 8.71% 8.66% 8.84% 9.07% 8.89 % Impact of Paycheck Protection Program 38

Reconciliation of Non-GAAP Financial Measures For the Three Months Ended For the Nine Months Ended For the Year Ended (in thousands) September 30, 2021 September 30, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Net interest income $ 97,273 $ 258,134 $ 270,001 $ 238,717 $ 191,905 $ 177,304 Noninterest income 17,619 45,113 54,503 49,176 38,347 34,394 Noninterest expense (76,885) (182,225) (167,159) (165,485) (119,031) (115,051) Branch Impairment 3,441 3,441 — — — — Merger-related expenses 14,671 19,762 4,174 17,969 1,271 6,462 PPNR $ 56,119 $ 144,225 $ 161,519 $ 140,377 $ 112,492 $ 103,109 Average assets $ 12,334,558 $ 10,860,756 $ 8,253,913 $ 6,894,291 $ 5,436,963 $ 4,980,229 PPNR ROAA 1.81% 1.78% 1.96% 2.04% 2.07% 2.07 % Pre-Provision Net Revenue Return on Average Assets 39

Reconciliation of Non-GAAP Financial Measures

Calculation of Adjusted Financial Metrics

(in thousands, except per share data)	For the Three Months Ended September 30, 2021	For the Nine Months Ended September 30, 2021	For the Year Ended December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net income - GAAP	$ 13,913	$ 82,244	$ 74,384	$ 92,739	$ 89,217	$ 48,190
Branch closure expenses	3,441	3,441	—	—	—	—
CECL double count	25,353	25,353				
Merger-related expenses	14,671	19,762	4,174	17,969	1,271	6,462
Related tax effect	(10,340)	(11,607)	(620)	(3,963)	(314)	(2,456)
Deferred tax asset revaluation charge due to U.S. corporate income tax reform	—	—	—	—	—	12,117
Subsidiary dividend timing election, net	—	—	—	—	(2,036)	—
Adjusted net income - Non-GAAP	$ 47,038	$ 119,193	$ 77,938	$ 106,745	$ 88,138	$ 64,313
Average tangible common equity	$ 1,028,001	$ 893,111	$ 662,119	$ 576,716	$ 449,852	$ 414,458
Return on average tangible common equity - GAAP net income	5.37 %	12.31 %	11.23 %	16.08 %	19.83 %	11.63 %
Return on average tangible common equity - Adjusted net income	18.15	17.84	11.77	18.51	19.59	15.52
Average diluted common shares outstanding	36,946	33,205	26,989	26,159	23,289	23,249
Earnings per share - GAAP net income	$ 0.38	$ 2.48	$ 2.76	$ 3.55	$ 3.83	$ 2.07
Earnings per share - Adjusted net income	1.27	3.59	2.89	4.08	3.78	2.77

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Q&A Third Quarter 2021 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233